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FIRST SECURITY BANK                                    Modification Agreement

First Security Bank, N.A. ("Lender") has extended credit (the "Loan") to Mity-Lite, Inc. (individually and collectively "Borrower") pursuant to a promissory note dated October 27, 1995 (the "Note") in the stated principal amount of $2,000,000.00. The Loan is unsecured.

The Note and any loan agreements, guaranties, subordinations, Collateral Documents, and other instruments and documents executed in connection therewith, together with any previous modifications to any of these instruments or documents, shall be referred to as the "Loan Documents."

Borrower has requested certain modifications to the Loan Documents and Lender is willing to grant such modifications on the following terms and conditions:

     1. Provided that all conditions stated herein are satisfied, the terms of the Loan Documents are hereby modified as follows:

         MODIFICATIONS TO THE TERMS OF THE NOTE:

         The maturity date of the Note is extended to October 25, 1998

         This Agreement does not constitute a repayment or extinguishment of the Note, but only a modification thereof.

     2. As preconditions to the terms of this Agreement, Borrower shall complete or provide the following:

         Borrower shall pay or shall have paid all reasonable fees, costs, and expenses, of whatever kind or nature, incurred by Lender in connection with this Agreement, including but not limited to attorney's fees, lien search fees, title reports and policies, and recording and filing fees.

         Borrower shall pay a Modification fee in the amount of $100.00 at time of closing.

     3. It is the intention and agreement of Borrower and Lender that: (i) all collateral security in which Lender has acquired a security interest or other lien pursuant to the Loan Documents shall continue to serve as collateral security for payment and performance of all the obligations of the Borrower under the Loan Documents, and (ii) all agreements, representations, warranties, and covenants contained in the Loan Documents are hereby reaffirmed in full by Borrower except as specifically modified by this Agreement.


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     4.  Borrower hereby acknowledges that:  (i) the Loan Documents are in full force and effect, as modified by this Agreement, and (ii) by entering into this Agreement, Lender does not waive any existing default or any default hereafter occurring or become obligated to waive any condition or obligation under the Loan Documents.

     5. Borrower hereby acknowledges that Borrower has no claim, demand, lawsuit cause of action, claim for relief, remedy, or defense against enforcement of the Loan Documents that could be asserted against Lender, its affiliates, directors, officers, employees, or agents, whether known or unknown, for acts, failures to act (whether such act or failure to act is intentional or negligent), representations, commitments, statements or warranties, including without limitation any such conduct arising out of or in any way connected with the Loan Documents. Notwithstanding the foregoing, Borrower hereby waives, releases, and relinquishes any and all claims, demands, lawsuits, causes of action, claims for relief, remedies, or defenses against enforcement of the Loan Documents that could be asserted against Lender, its affiliates, directors, officers, employees, or agents, whether known or unknown.

     6. In addition to this Agreement, the Loan Documents, and any additional documents that this Agreement requires, this finance transaction may include other written closing documentation such as resolutions, waivers, certificates, financing statements, filings, statements, closing or escrow instructions, loan purpose statements, and other documents that Lender may customarily use in such transactions. Such documents are incorporated herein by this reference. All the documents to which this paragraph makes reference express, embody, and supersede any previous understandings, agreements, or promises (whether oral or written) with respect to this finance transaction, and represent the final expression of the agreement between Lender and Borrower, the terms and conditions of which cannot hereafter be contradicted by any oral understanding (if any) not reduced to writing and identified above.

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

Effective as of October 25, 1997
LENDER:

First Security Bank, N.A.
/s/ Arthur E. Newell
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Arthur E. Newell, Assistant Vice President

BORROWER:
Mity-Lite, Inc.
/s/ Gregory L. Wilson
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Gregory L. Wilson, President